UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2016

DATE OF REPORTING PERIOD: July 31, 2016

ITEM 1. SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (11.9%)
	Consumer Discretionary (5.6%)
333,000	CCO Holdings, LLC / CCO Holdings Capital Corp.~ 6.625%, 01/31/22	$352,980
1,455,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	1,495,922
815,000	L Brands, Inc.µ 5.625%, 02/15/22	902,103
900,000	Service Corp. Internationalµ 7.500%, 04/01/27	1,057,500
680,000	Sirius XM Radio, Inc.~*µ 6.000%, 07/15/24	725,050
1,385,000	Toll Brothers Finance Corp.µ^ 4.000%, 12/31/18	1,449,056

		5,982,611

	Financials (1.3%)
1,400,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	1,439,375

	Health Care (2.0%)
685,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	708,119
1,355,000	HCA Holdings, Inc.~µ 5.875%, 05/01/23	1,454,931

		2,163,050

	Industrials (1.5%)
	Icahn Enterprises, LPµ
860,000	4.875%, 03/15/19	856,238
756,000	5.875%, 02/01/22~	725,760

		1,581,998

	Information Technology (0.7%)
695,000	First Data Corp.~*µ^ 7.000%, 12/01/23	715,850

	Materials (0.8%)
800,000	New Gold, Inc.*µ 6.250%, 11/15/22	818,000

	TOTAL CORPORATE BONDS (Cost $12,351,587)	12,700,884

CONVERTIBLE BONDS (39.6%)
	Consumer Discretionary (8.9%)
	Ctrip.com International, Ltd.
2,360,000	1.000%, 07/01/20	2,561,532
255,000	1.250%, 10/15/18µ	321,823
1,790,000	Priceline Group, Inc.µ 0.350%, 06/15/20	2,179,370
3,315,000	Tesla Motors, Inc.~µ 1.250%, 03/01/21	2,921,791
1,550,000	Toll Brothers Finance Corp.µ 0.500%, 09/15/32	1,517,481

		9,501,997

	Energy (0.7%)
800,000	SEACOR Holdings, Inc.µ 2.500%, 12/15/27	781,468

PRINCIPAL AMOUNT			VALUE

		Financials (10.6%)
896,000		Ares Capital Corp.µ 4.750%, 01/15/18	$935,222
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co KGaA 1.000%, 12/01/20	1,476,072
1,650,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,805,661
2,800,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	3,197,914
1,361,000	CAD	Element Financial Corp.* 4.250%, 06/30/20	1,066,034
600,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	722,111
1,100,000	EUR	Industrivarden, ABµ 1.875%, 02/27/17	1,248,069
685,000		Spirit Realty Capital, Inc.µ 3.750%, 05/15/21	795,727

			11,246,810

		Industrials (5.3%)
1,000,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	1,255,517
750,000		Haitian International Holdings, Ltd.µ 2.000%, 02/13/19	746,648
1,200,000		Larsen & Toubro, Ltd.µ 0.675%, 10/22/19	1,200,336
1,600,000		MISUMI Group, Inc.µ 0.000%, 10/22/18	2,431,828

			5,634,329

		Information Technology (10.8%)
1,400,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	1,335,460
715,000		Cypress Semiconductor Corp.* 4.500%, 01/15/22	799,964
		FireEye, Inc.
538,000		1.625%, 06/01/35	495,762
499,000		1.000%, 06/01/35µ	466,874
305,000		Novellus Systems, Inc.µ 2.625%, 05/15/41	807,530
1,020,000		NXP Semiconductors, NVµ 1.000%, 12/01/19	1,139,794
1,040,000		ON Semiconductor Corp.µ 2.625%, 12/15/26	1,113,330
700,000	EUR	Rocket Internet, SEµ 3.000%, 07/22/22	663,218
580,000		Salesforce.com, Inc.µ^ 0.250%, 04/01/18	763,973
850,000		Twitter, Inc.µ 0.250%, 09/15/19	783,228
655,000		WebMD Health Corp.~ 2.500%, 01/31/18	737,304
715,000		Workday, Inc.µ 0.750%, 07/15/18	844,276
1,487,000		Yahoo!, Inc.~µ 0.000%, 12/01/18	1,482,546

			11,433,259

		Materials (2.4%)
1,000,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	1,431,612

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

989,000		Newmont Mining Corp.µ 1.625%, 07/15/17	$1,141,558

			2,573,170

		Telecommunication Services (0.9%)
900,000	EUR	America Movil, SAB de CVµ 0.000%, 05/28/20	989,906

		TOTAL CONVERTIBLE BONDS (Cost $44,863,005)	42,160,939

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (11.5%)
		Financials (3.9%)
8,500		American Tower Corp.µ 5.250%	957,355
14,575		Mandatory Exchangeable Trust* 5.750%	1,541,816
1,215		Wells Fargo & Company~ 7.500%	1,617,481

			4,116,652

		Health Care (2.9%)
2,640		Allergan, PLCµ 5.500%	2,366,337
17,100		Anthem, Inc. 5.250%	760,437

			3,126,774

		Information Technology (0.7%)
7,325		Belden, Inc. 6.750%	776,450

		Telecommunication Services (1.1%)
15,125		T-Mobile USA, Inc. 5.500%	1,180,809

		Utilities (2.9%)
45,575		Exelon Corp. 6.500%	2,281,029
12,100		NextEra Energy, Inc.^ 6.371%	755,282

			3,036,311

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,827,673)	12,236,996

COMMON STOCKS (74.7%)
		Consumer Discretionary (6.3%)
14,700		Comcast Corp. - Class Aµ	988,575
9,699	ZAR	Naspers, Ltd. - Class N	1,521,999
9,840	DKK	Pandora, A/S	1,281,672
33,600	JPY	Toyota Motor Corp.µ	1,940,887
9,600		Walt Disney Companyµ	921,120

			6,654,253

		Consumer Staples (15.5%)
14,300	EUR	Anheuser-Busch InBev, SA	1,847,449
25,430	GBP	British American Tobacco, PLCµ	1,623,066
33,454		Coca-Cola Companyµ^	1,459,598

NUMBER OF SHARES			VALUE

85,000	GBP	Diageo, PLCµ	$2,435,818
35,390	JPY	Japan Tobacco, Inc.µ	1,380,200
15,300	CHF	Nestlé, SAµ	1,226,029
17,100		Philip Morris International, Inc.µ	1,714,446
13,000		Procter & Gamble Companyµ^	1,112,670
11,380	GBP	Reckitt Benckiser Group, PLC	1,103,407
32,750	EUR	Unilever, NV	1,517,122
13,600		Walgreens Boots Alliance, Inc.µ	1,077,800

			16,497,605

		Energy (7.4%)
15,250		Anadarko Petroleum Corp.µ^	831,583
10,300	CAD	Canadian Natural Resources, Ltd.µ	311,923
13,800		EOG Resources, Inc.µ	1,127,460
14,715		Exxon Mobil Corp.µ	1,308,899
206	CAD	PrairieSky Royalty, Ltd.^	4,009
68,065	EUR	Royal Dutch Shell, PLC - Class A	1,773,037
13,100		Schlumberger, Ltd.µ	1,054,812
16,340	EUR	TOTAL, SAµ	785,853
25,700	CAD	Tourmaline Oil Corp.µ#	658,419

			7,855,995

		Financials (6.4%)
141,608	HKD	AIA Group, Ltd.µ	882,103
15,200		Citigroup, Inc.µ^	665,912
202,000	JPY	Daiwa Securities Group, Inc.µ	1,158,726
23,000		JPMorgan Chase & Companyµ^	1,471,310
30,247	EUR	Vonovia, SE	1,199,214
30,000		Wells Fargo & Companyµ^	1,439,100

			6,816,365

		Health Care (9.9%)
41,000	JPY	Chugai Pharmaceutical Company, Ltd.^	1,532,229
9,800		Gilead Sciences, Inc.µ^	778,806
18,975		Johnson & Johnsonµ^	2,376,239
21,050		Merck & Company, Inc.µ^	1,234,793
12,880	CHF	Novartis, AGµ	1,068,309
19,650	DKK	Novo Nordisk, A/S - Class Bµ	1,117,423
18,985	EUR	UCB, SA	1,485,461
7,400		Zimmer Biomet Holdings, Inc.µ	970,436

			10,563,696

		Industrials (5.6%)
50,000	GBP	Ashtead Group, PLC	791,366
111,500	HKD	CK Hutchison Holdings, Ltd.µ	1,306,884
11,600	JPY	FANUC Corp.µ	1,939,614
35,000		General Electric Companyµ^	1,089,900
8,200		United Parcel Service, Inc. - Class Bµ^	886,420

			6,014,184

		Information Technology (20.3%)
11,000		Accenture, PLC - Class Aµ^	1,240,910
8,440		Alphabet, Inc. - Class Aµ^#	6,678,910
34,200		Apple, Inc.µ^	3,563,982
5,800		Baidu, Inc.µ^#	925,680
10,700		Facebook, Inc. - Class Aµ^#	1,326,158
9,700		MasterCard, Inc. - Class Aµ^	923,828
29,000		Microsoft Corp.µ	1,643,720
17,402	EUR	SAP SEµ	1,523,083
406,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,193,085

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JULY 31, 2016 (UNAUDITED)

NUMBER OF SHARES			VALUE

65,000	HKD	Tencent Holdings, Ltd.	$1,569,953

			21,589,309

		Materials (1.3%)
31,089		Newmont Mining Corp.µ^	1,367,916
		Telecommunication Services (2.0%)
34,200		AT&T, Inc.^	1,480,518
11,500	JPY	SoftBank Group Corp.µ	633,011

			2,113,529

		TOTAL COMMON STOCKS (Cost $82,457,661)	79,472,852

SHORT TERM INVESTMENT (1.8%)
1,929,656		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,929,656)	1,929,656

TOTAL INVESTMENTS (139.5%) (Cost $153,429,582)			148,501,327

LIABILITIES, LESS OTHER ASSETS (-39.5%)			(42,032,940)

NET ASSETS (100.0%)			$106,468,387

NUMBER OF CONTRACTS			VALUE
WRITTEN OPTIONS (-0.2%) #
		Health Care (-0.1%)
74		Zimmer Biomet Holdings, Inc. Call, 09/16/16, Strike $120.00	(84,730)

		Industrials (0.0%)
82		United Parcel Service, Inc. Call, 10/21/16, Strike $115.00	(2,665)

		Materials (-0.1%)
310		Newmont Mining Corp. Call, 08/19/16, Strike $42.00	(85,405)

		TOTAL WRITTEN OPTIONS (Premium $57,587)	(172,800)

NOTES TO SCHEDULE OF INVESTMENTS
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,050,486.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $82,458,594. $17,397,336 of the collateral has been re-registered by one of the counterparties, BNP (see Note 3 — Borrowings).
^	Security, or portion of security, is on loan.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

INTEREST RATE SWAP

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$12,000,000	$(35,349)

					$(35,349)

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

CURRENCY EXPOSURE JULY 31, 2016

	Value	% of Total Investments
US Dollar	$98,466,723	66.4%
European Monetary Unit	19,860,121	13.4%
Japanese Yen	8,584,667	5.8%
British Pound Sterling	7,209,174	4.9%
Hong Kong Dollar	3,758,940	2.5%
Danish Krone	2,399,095	1.6%
Swiss Franc	2,294,338	1.5%
New Taiwan Dollar	2,193,085	1.5%
Canadian Dollar	2,040,385	1.4%
South African Rand	1,521,999	1.0%

Total Investments Net of Written Options	$148,328,527	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The schedule of investments have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of July 31, 2016.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 — Investments

The following information is presented on a federal income tax basis as of July 31, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at July 31, 2016 was as follows:

Cost basis of investments	$153,264,643

Gross unrealized appreciation	3,962,366
Gross unrealized depreciation	(8,725,682)

Net unrealized appreciation (depreciation)	$(4,763,316)

Note 3 — Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $27.5 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $27.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended July 31, 2016, the average borrowings under the Agreements were $42.7 million. For the period ended July 31, 2016, the average interest rate was 1.12%. As of July 31, 2016, the amount of total outstanding borrowings was $42.0 million ($21.0 million under the BNP Agreement and $21.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on July 31, 2016 was 1.17%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities, or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of July 31, 2016, the Fund used approximately $5.6 million of its cash collateral to offset the SSB Agreement, representing 3.7% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.91%, which can fluctuate depending on interest rates. As of July 31, 2016, approximately $5.5 million of securities were on loan ($0.1 million of fixed income securities and $5.4 million of equity securities).

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposes of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt, and is not a maintenance test.

Note 4 — Interest Rate Swaps

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Note 5 — Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 — Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 — Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$12,700,884	$—	$12,700,884
Convertible Bonds	—	42,160,939	—	42,160,939
Convertible Preferred Stocks	9,918,730	2,318,266	—	12,236,996
Common Stocks U.S.	41,661,501	—	—	41,661,501
Common Stocks Foreign	5,591,086	32,220,265	—	37,811,351
Short Term Investment	1,929,656	—	—	1,929,656

TOTAL	$59,100,973	$89,400,354	$—	$148,501,327

Liabilities:
Written Options	$172,800	$—	$—	$172,800
Interest Rate Swap	—	35,349	—	35,349

TOTAL	$172,800	$35,349	$—	$208,149

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$3,099,613	$—	$—	$3,099,613

Total	$3,099,613	$—	$—	$3,099,613

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 15, 2016

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	September 15, 2016